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                                                                    EXHIBIT 99.2

    MEDUSA CORPORATION                                                     PROXY
    P. O. BOX 5668                          THIS PROXY IS SOLICITED ON BEHALF OF
    Cleveland, Ohio 44101                                 THE BOARD OF DIRECTORS

    The undersigned hereby appoints R. S. EVANS and G. E. UDING, JR. as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the Common Shares of Medusa Corporation held of record by the undersigned on May 15, 1998, at the Special Meeting of Shareholders to be held on June 19, 1998, or any adjournment thereof.
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

[X]   Please mark                      SHARES IN YOUR NAME   REINVESTMENT SHARES
      your votes as in
      this example.
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

                              FOR     AGAINST   ABSTAIN

1. Approve and Adopt the      [  ]     [  ]     [  ]     [  ] I Plan to Attend
   Agreement and Plan of                                      the Meeting.
   Merger, the Merger and the
   Transactions Contemplated
   thereby.
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   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
   BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL, STATED ABOVE.

Signature ---------------------------------------- Dated -------------

Signature ---------------------------------------- Dated -------------

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
                                                       -------------------------
Please sign exactly as name appears above. When        PLEASE MARK, SIGN, DATE
shares are held by joint tenants, both should sign.    AND RETURN THE PROXY CARD
When signing as attorney, executor, administrator,     PROMPTLY USING THE
trustee or guardian, please give full title as such.   ENCLOSED ENVELOPE.
If a corporation, please sign in full corporate name   -------------------------
by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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